UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2013

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

7999 Gateway Blvd, Suite 300, Newark, California 94560

(Address of principal executive offices, with zip code)

(510) 744-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets

On August 1, 2013, Depomed, Inc., a California corporation (“Depomed”), filed a Current Report on Form 8-K (the “Initial Report”) reporting Depomed’s acquisition from each of Archimedes Pharma US Inc., a Delaware corporation, Archimedes Pharma Ltd., a corporation registered under the laws of England and Wales, and Archimedes Development Ltd., a company registered under the laws of England and Wales (collectively, “Archimedes”), all of the U.S. and Canadian rights to Lazanda® (fentanyl) nasal spray (“Lazanda”).

This Current Report on Form 8-K/A (this “Current Report”) amends the Initial Report to include the financial statements, pro forma financial information and consent specified below.

Item 9.01              Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

Archimedes has advised Depomed that is impracticable to prepare complete financial statements related to Lazanda in order to enable Depomed to file such financial statements as required by Rule 3-05 of Regulation S-X in connection with Depomed’s acquisition of Lazanda.  Archimedes has further advised Depomed that Lazanda was not maintained within a separate legal entity of Archimedes and that separate audited financial statements relating to Lazanda were never prepared or maintained by Archimedes.  As a result, Depomed is filing as Exhibit 99.1 to this Current Report the following financial statements and notes thereto related to Lazanda for purposes of complying with the requirements of Rule 3-05 of Regulation S-X (collectively, the “Lazanda Financial Statements”), which are incorporated herein by reference:

•                  the audited statement of net revenues and direct expenses relating to Lazanda for the two year period ended December 31, 2012 ;

•                  the audited statement of assets acquired and liabilities assumed as of December 31, 2012 and 2011;

•                  the unaudited statement of assets acquired and liabilities assumed as of June 30, 2013; and

•                  the unaudited statements of net revenues and direct expenses relating to Lazanda for the six months ended June 30, 2013 and 2012.

Pursuant to a letter dated August 21, 2013 (the “Letter”) from the staff of the Division of Corporate Finance (the “Division”) of the Securities and Exchange Commission, the Division stated that it will not object to Depomed’s conclusion that the filing of the above-identified financial statements represents substantial compliance with the requirements of Rule 3-05 of Regulation S-X.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2013 reflecting Depomed’s acquisition of Lazanda is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference (the “Unaudited Pro Forma Balance Sheet”).

Pursuant to the Letter, the Division further stated that it would waive the requirement to provide a pro forma statement of operations if the use of forward-looking information is necessary to meaningfully present the effects of the acquisition of Lazanda by Depomed. Depomed’s expense structure and commercialization infrastructure related to Lazanda are anticipated to differ significantly from the expense structure and commercialization infrastructure maintained by Archimedes with regard to Lazanda.  As a result, Depomed has concluded that the use of forward-looking information is necessary to meaningfully present the effects of the acquisition. Based on the guidance provided by the Division in the Letter, Depomed is not filing a pro forma statement of operations with this Current Report.

(d)           Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Lazanda Financial Statements

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet and the notes related thereto

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K/A contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended.  We have based these forward-looking statements on our current expectations and projections about future events.  Our actual results could differ materially from those discussed in, or implied by, these forward-looking statements. Forward-looking statements are identified by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions.  In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: October 9, 2013	By:	/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Lazanda Financial Statements

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet and the notes related thereto